SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: December 3, 2004

                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                        0-28685                 65-0393635
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)

                           201 MAIN STREET, SUITE 1175
                              FORT WORTH, TX 76102
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                    (Address of principal executive offices)

                                 (817) 348-8717
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                    201 MAIN STREET, SUITE 1455, TEXAS 76102
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                    (FORMER ADDRESS OF SMALL BUSINESS ISSUER)


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Item 3.01.

Vertical Computer Systems, Inc. (OTC: VCSY)(the "Company") was notified by the Securities Exchanges Commission ("SEC") that the SEC has suspended trading of VCSY common stock pursuant to an Order Filed by the SEC because the Company has been delinquent in its periodic filing obligations under Section 13(a) of the Securities Exchange Act of 1934 since the period ending September 30, 2003.

Item 7.01 Regulation FD Disclosure.

Vertical Computer Systems, Inc. (OTC: VCSY) was notified by the Securities Exchange Commission (SEC) of an administrative proceeding pursuant to the filing of an "Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934" due to the delinquency of filing of the Form 10-KSB for the year ended 2003 and the Form 10-QSB for the first three quarters of 2004.

Richard Wade, the President and CEO of Vertical Computer Systems, Inc. said that "Vertical is in the process of completing the audit by its independent auditors and intends to file its 10-KSB report as soon as possible."

Item 8.01 Other Events.

Vertical Computer Systems, Inc. (OTC: VCSY) announced today that the United States Patent and Trademark Office granted a patent (No. 6,826,744) for an invention for "System and Method for Generating Web Sites In an Arbitrary Object Framework" on November 30, 2004. This patent is the foundation of Vertical's product SiteFlash(TM) and forms the basis of the ResponseFlash(TM), NewsFlash(TM), UniversityFlash(TM) and AffiliateFlash(TM) products. SiteFlash and its progeny are being used by businesses throughout the United States and in Japan to create web sites

SiteFlash is a dynamic content management suite that includes: e-commerce, workflow, security levels associated with web content management as well as layering affiliation/syndication capabilities. SiteFlash has both multi-lingual and multi-modal capabilities, meaning it is accessible through any output device, including computers, cell phones, blackberry pagers, and PDAs. This core product is proprietary technology that layers web-based systems into three distinct categories - form, function and content enabling ease of web site development by functional users, graphic artists, and DBA's independently of each other.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(a) N/A

(b) N/A

(c) Exhibits:

      None

THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE AMENDMENT TO THE RESTATED SECURED TERM PROMISSORY NOTE.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VERTICAL COMPUTER SYSTEMS, INC.
Dated:   December 3, 2004

                                        By: /s/ Richard Wade
                                           -------------------------------------
                                           Name: Richard Wade
                                           Its:  President and CEO


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